SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



             Date of report (Date of earliest event: December 2, 1999)


                               KEYSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                (State or Other Jurisdiction of Incorporation)


            1-14161                                               11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
     One MetroTech Center, Brooklyn, New York                         11201
        (Address of Principal Executive Offices)                  (Zip Code)

                          (516) 755-6650 (Hicksville)
                           (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      KeySpan Corporation (the "Company") is making this filing to include the exhibits hereto by means of incorporation by reference into the Company's filings under the Securities Act of 1933, as amended.

     Exhibit 99.1 contains consolidated financial statements of the Company for each of the nine months ended December 31, 1998, the twelve months ended March 31, 1998, the three months ended March 31, 1997 and the twelve months ended December 31, 1996 (the "Company's Financial Statements"). THE COMPANY'S FINANCIAL STATEMENTS, WHICH INCLUDE THE OPINIONS OF ARTHUR ANDERSEN LLP AND ERNST & YOUNG LLP, THE COMPANY'S CURRENT AND FORMER INDEPENDENT ACCOUNTANTS, RESPECTIVELY, ARE IDENTICAL TO THE CORRESPONDING FINANCIAL STATEMENTS CONTAINED IN THE COMPANY'S TRANSITION REPORT ON FORM 10-K FOR THE NINE MONTHS ENDED DECEMBER 31, 1998, EXCEPT THAT A NEW NOTE , CONTAINING SUMMARIZED FINANCIAL INFORMATION FOR KEYSPAN GAS EAST CORPORATION D/B/A BROOKLYN UNION OF LONG ISLAND, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY ("BULI"), HAS BEEN ADDED. The Company's Financial Statements are hereby incorporated herein by reference.

     Exhibit 99.2 contains unaudited condensed consolidated financial statements of the Company for the nine months ended September 30, 1999 (the "Company's Nine- Month Financial Statements"). THE COMPANY'S NINE-MONTH FINANCIAL STATEMENTS ARE IDENTICAL TO THE CORRESPONDING FINANCIAL STATEMENTS CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1999, EXCEPT THAT A NEW NOTE, CONTAINING SUMMARIZED FINANCIAL
INFORMATION FOR BULI, HAS BEEN ADDED. The Company's Nine-Month Financial Statements are hereby incorporated herein by reference.


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Item 7.        Financial Statements and Exhibits.

      (c)Exhibits

     Exhibit 23.1 Consent of Arthur Andersen LLP

     Exhibit 23.2 Consent of Ernst & Young LLP

     Exhibit 99.1 Consolidated financial statements of the Company for each of the nine months ended December 31, 1998, the twelve months ended March 31, 1998, the three months ended March 31, 1997 and the twelve months ended December 31, 1996

     Exhibit99.2 Unaudited condensed  consolidated  financial  statements of the
                 Company for the nine months ended September 30, 1999







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                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              KEYSPAN CORPORATION

Dated: December 1, 1999       By:/s/ Gerald Luterman
                              --------------------------
                              Name: Gerald Luterman
                              Title:Senior Vice President and
                              Chief Financial Officer


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                            INDEX TO EXHIBITS



Exhibit No.   Exhibit                                                     Page
23.1          Consent of Arthur Andersen LLP                               6

23.2          Consent of Ernst & Young LLP                                 7

99.1          Consolidated financial statements of the Company for each    8
              of the nine months ended December 31, 1998, the twelve
              months ended March 31, 1998, the three months ended
              March 31, 1997 and the twelve months ended December 31,
              1996

99.2          Unaudited condensed consolidated financial statements of     55
              the Company for the nine months ended September 30,
              1999

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